UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 29, 2003

SEAGATE TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	001-31560 (Commission File Number)	98-0355609 (IRS Employer Identification Number)

P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands		NA
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (345) 949-8066

NA

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events and Required FD Disclosure.

On October 29, 2003, we issued a press release, attached hereto as Exhibit 99.1, providing an update to the recent investigatory request by the Securities and Exchange Commission.

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 29, 2003, of Seagate Technology

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY

Date:	October 30, 2003	By:	/s/ WILLIAM L. HUDSON
			Name:	William L. Hudson
			Title:	Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated October 29, 2003, of Seagate Technology